EXHIBIT 10(D)


















                            THE BOMBAY COMPANY, INC.

                          1996 LONG-TERM INCENTIVE PLAN




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                            THE BOMBAY COMPANY, INC.

                       1996 LONG-TERM INCENTIVE STOCK PLAN

                                TABLE OF CONTENTS



SECTION 1     Purposes of the Plan.......................................1

SECTION 2     Definitions................................................1

SECTION 3     Effective Date of Plan and Duration of Plan................2

SECTION 4     Plan Administration........................................2
              a)  Committee..............................................2
              b)  Committee Authority....................................2
              c)  Cancellation and Reissuance............................2
              d)  Delegation.............................................3
              e)  Limitation of Liability................................3

SECTION 5     Participation..............................................3

SECTION 6     Available Shares of Common Stock...........................3
              a)  Available Shares.......................................3
              b)  Limitations............................................4
              c)  Non-Share Usage........................................4
              d)  Adjustments............................................4

SECTION 7     Awards.....................................................4
              a)  General................................................4
              b)  Foreign Jurisdiction...................................4
              c)  Stock Options..........................................4
              d)  Stock Appreciation Rights..............................5
              e)  Stock Awards...........................................5

SECTION 8     Dividends and Dividend Equivalents.........................5

SECTION 9     Payments and Payment Deferrals.............................5

SECTION 10    Transferability............................................6

SECTION 11    Change-of-Control..........................................6

SECTION 12    Award Agreements...........................................8
SECTION 13    Termination and Amendment of the Plan......................8

SECTION 14    Tax Withholding............................................8


SECTION 15    Other Benefit and Compensation Programs....................8

SECTION 16    Unfunded Plan..............................................9

SECTION 17    Use of Proceeds............................................9

SECTION 18    Regulatory Approvals.......................................9

SECTION 19    Future Rights..............................................9

SECTION 20    Governing Law..............................................9

SECTION 21    Successors and Assigns.....................................9







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                            THE BOMBAY COMPANY, INC.

                       1996 LONG-TERM INCENTIVE STOCK PLAN

1.    PURPOSES OF THE PLAN

      The purpose of the 1996 Long-Term Incentive Stock Plan of The Bombay Company, Inc. is to provide incentives and rewards for employees so as to promote the interests of the Company and its shareholders by (i) strengthening the Company's ability to attract and retain highly competent officers and other key employees; (ii) permit the awarding of opportunities for plan participants to be rewarded using stock based incentives; (iii) to provide a means to encourage stock ownership and proprietary interest in the Company by the recipients of awards made under the Plan; and (iv) to provide equity ownership opportunities and performance based incentives to better align the interests of officers and key employees with those of shareholders.

2.    DEFINITIONS

      "Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), stock appreciation rights, stock awards made in restricted and performance shares or denominated in units equivalent in value to shares or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock, all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

      "Award Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award made to such Participant under this Plan, in the form prescribed by the Committee.

      "Board" means the Board of Directors of the Company.

      "Change of Control" shall have the meaning specified in Section 11.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the body appointed by the Board, which shall be comprised in such a manner as to comply with the requirements, if any, of Rule 16b-3 (or any successor rule) under the Exchange Act and of Section 162 of the Code.

      "Common Stock" means the common stock of the Company, $1.00 par value per share.

      "Company" means The Bombay Company, Inc., a Delaware corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

      "Employee" means an employee of the Company.
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means the closing price of the Common Stock as reported on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no Common Stock transactions on the valuation date, on the next preceding date on which there were Common Stock transactions.

      "Participant" means an Employee who has been granted an Award under this Plan.

      "Performance Goals" means, with respect to any Performance Period, goals based on any of the following criteria established by the Committee and set forth in the applicable Award Agreement(s): earnings or earnings growth; return on equity, assets or investment; revenues; expense control; total shareholder return; cash flow; or assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

      "Performance Period" means the period of time designated by the Committee applicable to a stock Award during which the Performance Goals shall be measured.

      "Plan" means this 1996 Long-Term Incentive Stock Plan.

      "Reporting Person" means an officer or director of the Corporation subject to the reporting requirements of Section 16 of the Exchange Act.

3.    EFFECTIVE DATE OF PLAN AND DURATION OF PLAN

      The effective date of this Plan is March 6, 1996 subject to its approval by the shareholders of the Company at the next annual meeting or any adjournment thereof. Any grant of any Award under the Plan prior to such approval shall be deemed to be null and void if such approval is not obtained within one year of its approval by the Board. No Award shall be granted pursuant to the Plan on or after the tenth anniversary date of the effective date, but any Award granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Award Agreement.

4.    PLAN ADMINISTRATION

      a) Committee. The Committee shall be responsible for administering the Plan. Each member of the Committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.

      b) Committee Authority. The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the provisions and objectives of the Plan. This power includes, but is not limited to, selecting Participants, establishing all Award terms and conditions, adopting procedures and regulations governing Awards, and making all other determinations necessary or advisable for the administration of this Plan, including the authority in the event of a spin-off or other corporate transaction to permit substitution of an Award granted under the Plan with an award from another company or an award denominated in other than shares of Common Stock. All decisions made by the Committee shall be final and binding on all persons affected by such decisions.

      c) Cancellation and Reissuance. The Committee shall not have the right to cancel outstanding stock options or stock appreciation rights for the purpose of replacing or regranting such options or rights with a purchase price that is less than the purchase price of the original option or right.

      d)    Delegation.  Except as required  by  Rule  16b-3  (or any successor rule) under the Exchange Act with respect to grants of options, stock appreciation rights, other stock awards, or other benefits to Participants who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with such Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any officer of the Company.

      e) Limitation of Liability. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

5.    PARTICIPATION

      Awards may be granted under the Plan to those Employees of the Company as the Committee may from time to time select, including any Employee of an entity acquired by or merged into the Company pursuant to the assumption, replacement or substitution of awards previously issued by such entity. In no event may an Award be granted under the Plan to any person who is not an Employee, except in circumstances involving the grant of an Award made in tandem with or replacement of an earlier Award made under the Plan to a former Employee.

6.    AVAILABLE SHARES OF COMMON STOCK

a) Available Shares. There shall be an initial allocation of 1,400,000 shares of Common Stock to the Plan, plus any shares of Common Stock available for delivery under the 1986 Stock Option Plan (the "Prior Plan") which have not been committed for delivery by grants made under the Prior Plan. Additionally, and subject to the provisions of Section 6(d) of the Plan, the aggregate number of shares of Common Stock which shall be available for delivery to Participants under the Plan shall be increased each fiscal year following the fiscal year in which the Plan is adopted by an amount equal to one and one-fourth percent (1.25%) of the total number of issued shares of Common Stock as reported in the Company's Consolidated Balance Sheet in the Annual Report on Form 10-K for the immediately preceding fiscal year end. Any shares of Common Stock which are represented by Awards or portions of Awards made under the Plan or the Prior Plan which are settled, forfeited, expire or are canceled without the delivery of shares, and any shares of Common Stock which may be tendered, either actually or by attestation, by a person as full or partial payment made to the Company in connection with the exercise of any stock option under the Plan or the Prior Plan shall be available for Awards under the Plan. Any shares of Common Stock available pursuant to this Section 6 which were available and not used for Awards in any prior fiscal year shall be carried forward and be available for Awards in succeeding fiscal years, as well as any shares reacquired by the Company in the open market or in a private transaction, in which Fair Market Value is paid for such shares, up to the extent that the aggregate purchase price of such shares does not exceed the cumulative amount of cash proceeds received by the Company after the effective date of the Plan from the exercise of stock options granted under the Plan or the Prior Plan. The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

      b) Limitations. The aggregate number of shares of Common Stock that may be represented by Awards granted to any single Participant under Sections 7(c), 7(d) and 7(e) of the Plan shall not exceed 525,000 for any fiscal year during which the Plan is in effect. The aggregate number of shares of Common Stock that may be delivered in settlement of Awards granted pursuant to Section 7(e) of the Plan shall not exceed 25% of the aggregate number of shares available for delivery at any time under the Plan under Section 6(a). Further, the aggregate number of shares of Common Stock that may be covered by Awards made in the form of incentive stock options intended to comply with Section 422 of the Code shall not exceed 1,500,000 during the life of the Plan.

      c) Non-Share Usage. Cash dividends, dividend equivalents paid in cash in conjunction with outstanding Awards, and stock-denominated Awards which are settled in cash shall not reduce the number of shares available for delivery under the Plan. Further, any shares that are issued by the Company, and any Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not reduce the number of shares available for Awards under the Plan. No fractional shares of Common Stock shall be delivered under the Plan. Cash may be paid in lieu of any fractional shares in settlements of Awards under the Plan.

      d) Adjustments. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of the Company's assets to shareholders, or any other change affecting shares of Common Stock or share price, the Committee shall make appropriate adjustments to reflect such change with respect to: (i) the number of shares of Common Stock that may be available and delivered as set forth in
Section 6(a) and the limitations on such Awards as set  forth  in Section 6(b);
(ii) the number of shares of Common Stock covered by each outstanding Award made under the Plan; and (iii) the exercise price per share of Common Stock for any outstanding stock options, stock appreciation rights or similar Awards under the Plan.

7.    AWARDS

      a) General. The Committee shall determine the type or types of Award(s) set forth below to be made to each Participant. Awards may be granted singly, in combination or in tandem. Awards also may be made, subject to the provision of Section 4(c), in replacement of or as alternatives to other Awards or rights under the Plan or any other employee compensation plan of the Company, including the plan of any acquired entity.

      b) Foreign Jurisdiction. Awards may be granted, without amending the Plan, to Participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan or to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such supplement or alternative version shall: (a) increase the number of available shares of Common Stock under Section 6(a); or (b) increase the limitations contained in Section 6(b).

      c) Stock Options. A stock option represents a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Committee. The purchase price per share for each stock option shall be not less than 100% of the Fair Market Value on the date of grant. A stock option may be in the form of an incentive stock option which, in addition to being subject to the applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. The shares of Common Stock covered by a stock option may be exercised only by written notice to the Secretary of the Company, in accordance with the applicable Award Agreement, accompanied by cash payment or such other payment method permitted by the Committee, including (i) tendering (either actually or by attestation) shares of Common Stock valued at Fair Market Value on the date of exercise; (ii) authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise; or (iii) any combination of the above. The Committee may grant stock options that provide for the grant of a subsequent restoration stock option if the exercise price has been paid for by tendering shares to the Company. Any restoration stock option shall be for the number of shares tendered in exercising the predecessor option. The restoration stock option exercise price shall be the then-current Fair Market Value, and the term of such restoration option may not extend beyond the remaining term of the original option.

      d) Stock Appreciation Rights. A stock appreciation right represents a right to receive a payment, in cash, shares of Common Stock or a combination, equal to the excess of the Fair Market Value of a specified number of shares on the date the right is exercised over (a) the Fair Market Value on the date the right was granted as set forth in the applicable Award Agreement or (b), in the case of a stock appreciation right granted in tandem with or substitution for a stock option, the purchase price per share of such stock option.

      e) Stock Awards. A stock Award represents an Award made in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock. All or part of any stock Award shall be subject to conditions and restrictions established by the Committee and set forth in the Award Agreement, which may include, but not be limited to, continuous service with the Company and/or the achievement of Performance Goals over a specified Performance Period. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on total Company or business unit performance or based on comparative performance with other companies.

8.    DIVIDENDS AND DIVIDEND EQUIVALENTS

      The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Common Stock or share equivalents. Payment of credited or deferred dividends shall be made upon the lapsing of any restrictions imposed on the Award in respect of which the deferred dividends were paid, and any dividends deferred in respect to an Award shall be forfeited upon the forfeiture of such Award. The total number of shares of Common Stock available for grant under
Section 6(a) shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as units equivalent to shares.

9.    PAYMENTS AND PAYMENT DEFERRALS

      Payment of Awards may be in the form of cash, shares of Common Stock, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee also may require or permit participants to elect to defer the delivery of shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

10.   TRANSFERABILITY

      No Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or as otherwise may be permitted by the Committee. During the lifetime of a Participant, an Award shall be exercisable only by such Participant or such Participant's guardian, legal representative or assignee pursuant to a qualified domestic relations order.

11.   CHANGE-OF-CONTROL

      (a) Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below, any of the following may, in the sole discretion of the Committee, occur with respect to any Employee Awards outstanding as of such Change of Control:

            (i) the time periods for exercising or realizing and vesting periods of Awards will be accelerated, restrictions will lapse and performance standards will be deemed to have been attained so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Agreement;

            (ii) outstanding stock Awards granted pursuant to Section 7(a) shall be settled in cash;

            (iii) upon exercise  of a stock option or an incentive stock option
                  (collectively, an "Option") during the 60-day period from and after the date of a Change of Control, the Participant exercising the Option may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Corporation to receive an amount in cash equal to the excess of the aggregate value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate
                  Spread"); provided, however, and notwithstanding any other provision of this Plan, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of an Option held by a Participant who is a Reporting Person, such Option shall be canceled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 11(a)(iii) the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition);

            (iv) if a Participant's employment terminates for any reason other than retirement or death following a Change of Control, any options held by such Participant may be exercised by such Participant until the earlier of three months after the termination of employment or the expiration date of such options; and

             (v)  all outstanding Awards shall become non-cancelable.

      (b) A "Change of Control" of the Company, unless otherwise determined by the Board, shall be deemed to have occurred upon the happening of any of the following events:

            (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

            (ii) individuals who, as of January 1, 1996, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

            (iii) approval   by   the   shareholders   of   the  Company  of  a
                  reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

12.   AWARD AGREEMENTS

      Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, including the term of the Award (except that in no event shall the term of any incentive stock option exceed a period of ten years from the date of its grant), the provisions applicable in the event the Participant's employment terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award. The granting of an Award shall be subject to, and conditioned upon, the execution of any such Award Agreement by the Participant.

13.   TERMINATION AND AMENDMENT OF THE PLAN

      The Plan shall terminate no later than March 5, 2006. The Board may sooner terminate the Plan and may at any time and from time to time amend, modify or suspend the Plan; provided, however, that no amendment that increases the amounts of shares specified in Sections 6(a) and 6(b) or the price per share specified in Sections 7(c) and 7(d) shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations.

14.   TAX WITHHOLDING

      The Company shall have the right to deduct from any settlement of an Award made under the Plan, including the delivery or vesting of shares of Common Stock, a sufficient amount to cover withholding of any federal, state or local taxes required by law or such greater amount of withholding as the Committee shall determine from time to time, or to take such other action as may be necessary to satisfy any such withholding obligations. If the Committee permits or requires shares of Common Stock to be used to satisfy required tax withholding, such shares shall be valued at the Fair Market Value as of the tax recognition date for such Award.

15.   OTHER BENEFIT AND COMPENSATION PROGRAMS

      Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program.
Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

16.   UNFUNDED PLAN

      Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute, general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

17.   USE OF PROCEEDS

      The cash proceeds received by the Company from the delivery of shares of Common Stock pursuant to the exercise of stock options or the settlement of other Awards under the Plan shall be used for general corporate purposes, including the acquisition of shares to be used in settlement of other Awards.

18.   REGULATORY APPROVALS

      The implementation of the Plan, the granting of any Award under the Plan, and the delivery of shares of Common Stock upon the exercise or settlement of any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it or the shares issued pursuant to it.

19.   FUTURE RIGHTS

      No person shall have any claim or rights to be granted an Award under the Plan, and no Participant shall have any rights under the Plan to be retained in the employ of the Company. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the Participant at any time with or without cause.

20.   GOVERNING LAW

      The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

21.   SUCCESSORS AND ASSIGNS

      The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors. However, no award or other interest in the Plan may be assigned, pledged or otherwise alienated, except to the extent permitted in accordance with Section 10 of the Plan and the applicable Award Agreement.